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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2003

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of incorporation)	0-23245 (Commission File Number)	36-3932190 (IRS Employer Identification No.)
2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL (Address of Principal Executive Offices)		60195 (Zip Code)

Registrant's telephone number, including area code (847) 781-3600

Item 5.    Other Events and Required FD Disclosure.

        On July 1, 2003, the Registrant issued the press release announcing the consummation of its acquisition of Whitman Education Group, Inc. The information contained in the press release is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release of Registrant dated July 1, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION
	By:	/s/ PATRICK K. PESCH Patrick K. Pesch Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Dated: July 1, 2003

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES